                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 16, 1997
                                                -------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Illinois                     0-15538                  36-3364279
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)                File Number)           Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois         60606-2607
-------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (312) 207-0020
                                                  -----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)







                      This document consists of 95 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

Regency Park Associates a joint venture in which First Capital Income Properties, Ltd. - Series XI (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Regency Park Shopping Center (the "Property"), located in Jacksonville, Florida.

The closing of this transaction occurred on June 16, 1997. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $19,325,000, of which the Registrant's share was $9,662,500. Net sales proceeds received by the Registrant approximated $1,626,400, which was net of closing expenses and repayment of the outstanding mortgage indebtedness encumbering the Property. For the quarter ending June 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $1,600,000 from this transaction. Proceeds from the sale will be retained to supplement working capital reserves.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

            (page 5)  Pro Forma Financial Information


            Exhibits

            2.1 (page 10) Contract for Purchase of Real Property, executed May 8, 1997, between Regency Park Associates, an Illinois joint venture ("Seller") and New Plan Realty Trust, a Massachusetts business trust ("Purchaser");

            2.2 (page 86) Closing statement, dated June 16, 1997, between Seller and Purchaser.



No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

     June 26, 1997       By: /s/         DOUGLAS CROCKER II
--------------------         -------------------------------------------
         (Date)                          DOUGLAS CROCKER II
                              President and Chief Executive Officer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on March 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997 has been presented as if the sale of the Property had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sale of the Property and the property sold during 1996 had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transaction actually occurred as of December 31, 1995 and 1996 and March 31, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS



                                                                            Pro Forma
                                              March 31,       Pro Forma      Balance
                                                1997         Adjustments      Sheet
                                              ---------      -----------    ---------
Investment in commercial rental properties:
 Land                                        $ 8,151,600     $(2,081,600)   $ 6,070,000
 Buildings and improvements                   49,957,800      (8,306,000)    41,651,800
                                             -----------     -----------    -----------

                                              58,109,400     (10,387,600)    47,721,800
 Accumulated depreciation and amortization   (17,410,000)      2,636,200    (14,773,800)
                                             -----------     -----------    -----------

 Total investment properties, net of
  accumulated depreciation and amortization   40,699,400      (7,751,400)    32,948,000

Cash and cash equivalents                      1,549,900       1,626,400      3,176,300
Rents receivable                                 550,400         (56,600)       493,800
Other assets                                     288,100         (35,800)       252,300
                                             -----------     -----------    -----------

                                             $43,087,800     $(6,217,400)   $36,870,400
                                             ===========     ===========    ===========


                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Mortgage loans payable                      $34,678,100     $(7,674,600)   $27,003,500
 Front-End Fees Loan payable to Affiliate      8,295,200                      8,295,200
 Accounts payable and accrued expenses         1,192,900        (105,700)     1,087,200
 Due to Affiliates                               942,000                        942,000
 Security deposits                               189,000         (16,200)       172,800
 Other liabilities                                11,000                         11,000
                                             -----------     -----------    -----------

                                              45,308,200      (7,796,500)    37,511,700
                                             -----------     -----------    -----------
Partners' capital:
 General Partner (deficit)                    (2,220,400)      1,579,100       (641,300)
 Limited Partners (57,621 Units issued and
  outstanding)
                                             -----------     -----------    -----------
                                              (2,220,400)      1,579,100       (641,300)
                                             -----------     -----------    -----------
                                             $43,087,800     $(6,217,400)   $36,870,400
                                             ===========     ============   ===========



The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                 Three Months Ended March 31, 1997
                                                            ------------------------------------------
                                                                                            Pro Forma
                                                            Statement of                   Statement of
                                                            Income and     Pro Forma       Income and
                                                            Expenses       Adjustments     Expenses
                                                            ------------   -----------     ------------
Income:
  Rental                                                    $2,592,000      $(347,400)       $2,244,600
  Interest on short-term investments                            16,500              0            16,500
                                                            ----------      ---------        ----------
                                                             2,608,500       (347,400)        2,261,100
                                                            ----------      ---------        ----------
Expenses:
  Interest
    Affiliates                                                 154,700                          154,700
    Nonaffiliates                                              718,000       (144,200)          573,800
  Depreciation and amortization                                376,200                          376,200
  Property operating:
    Affiliates                                                  82,500        (12,200)           70,300
    Nonaffiliates                                              522,300        (32,800)          489,500
  Real estate taxes                                            332,900        (33,600)          299,300
  Insurance - Affiliate                                         35,000         (4,400)           30,600
  Repairs and maintenance                                      292,200        (16,000)          276,200
  General and administrative:
    Affiliates                                                   8,900                            8,900
    Nonaffiliates                                               36,000                           36,000
                                                            ----------      ---------        ----------
                                                             2,558,700       (243,200)        2,315,500
                                                            ----------      ---------        ----------
Net income (loss)                                           $   49,800      $(104,200)       $  (54,400)
                                                            ==========      =========        ==========
Net income (loss) allocated to General Partner              $   49,800      $(104,200)       $  (54,400)
                                                            ==========      =========        ==========
Net income (loss) allocated to Limited Partners             $        0      $       0        $        0
                                                            ==========      =========        ==========
Net income (loss) allocated to Limited
  Partners per Unit (57,621 Units outstanding)              $        0      $       0        $        0
                                                            ==========      =========        ==========

The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                                           Year Ended December 31, 1996
                                                        ---------------------------------------------------------------------
                                                                                                                 Pro Forma
                                                                                              Previous          Statement of
                                                        Statement of       Pro Forma         Pro Forma           Income and
                                                         Income and       Adjustments        Adjustments          Expenses
                                                          Expenses        (Unaudited)        (Unaudited)        (Unaudited)
                                                        ------------      -----------        -----------        ----------
Income:
  Rental                                                $10,386,100        $ (1,198,600)      $ (1,009,500)      $ 8,178,000
  Interest on short-term investments                         62,500                                   (800)           61,700
  Net gain on sale of property                              816,100                               (816,100)                0
                                                        -----------        ------------       ------------       -----------
                                                         11,264,700          (1,198,600)        (1,826,400)        8,239,700
                                                        -----------        ------------       ------------       -----------
Expenses:
  Interest
    Affiliates                                              626,600                                                  626,600
    Nonaffiliates                                         3,249,100            (582,800)          (248,500)        2,417,800
  Depreciation and amortization                           1,649,600            (216,200)           (14,900)        1,418,500
  Property operating:
    Affiliates                                              575,200            (100,400)           (17,400)          457,400
    Nonaffiliates                                         1,972,300             (53,400)          (235,800)        1,683,100
  Real estate taxes                                       1,382,300            (134,800)           (82,300)        1,165,200
  Insurance - Affiliates                                    140,500             (17,000)            (6,600)          116,900
  Repairs and maintenance                                 1,242,700             (73,000)          (160,100)        1,009,600
  General and administrative:
    Affiliates                                               37,800                                                   37,800
    Nonaffiliates                                           146,700                                                  146,700
                                                        -----------        ------------       ------------       -----------
                                                         11,022,800          (1,177,600)          (765,600)        9,079,600
                                                        -----------        ------------       ------------       -----------
Net income (loss)                                       $   241,900        $    (21,000)      $ (1,060,800)      $  (839,900)
                                                        ===========        ============       ============       ===========
Net income (loss) allocated to General Partner          $   241,900        $    (21,000)      $ (1,060,800)      $  (839,900)
                                                        ===========        ============       ============       ===========
Net income (loss) allocated to Limited Partners         $         0        $          0                  0       $         0
                                                        ===========        ============       ============       ===========
Net income (loss) allocated to Limited
  Partners per Unit (57,621 Units outstanding)          $         0        $          0                  0       $         0
                                                        ===========        ============       ============       ===========

The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1997 to reflect the sale of the Registrant's interest in the Property.

   b) Cash and cash equivalents has been adjusted to include the Registrants' portion of the net cash received from the purchaser of the Property.

   c) The mortgage loans payable has been adjusted to reflect the repayment of the loan encumbering the Property as of March 31, 1997.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property. For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property and the operations of a property previously sold by the Registrant during the year ended December 31, 1996.